August 15, 2013

Forward-Looking Statements This presentation contains projections and other forward- looking statements regarding future events, strategic corporate objectives or the future financial performance of Metro. We wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties. For a more detailed description of the factors that may affect Metro’s operating results, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2012 and our quarterly report on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013 as well as other periodic and current reports on Form 8-K filed with the SEC. Metro assumes no obligation to update the forward-looking statements made during this presentation. For more information please visit our Website at: www.mymetrobank.com. 2

Overview • Headquartered in Harrisburg • Total Assets: $2.7 billion • Total Deposits: $2.2 billion • Total Loans: $1.6 billion • Stores: 33 • Team Members: 980 • NASDAQ Traded, Ticker : METR • Shares Outstanding: $14.1 million • Market Capitalization: $309.2 mm (as of 7/31/13) 3

History of Growth • Began Operations in June 1985 • Reached $500 million in Assets – 2001 • Reached $1 billion in Assets – 2003 • Completed $19.6 million Public Stock Offering – 2004* • Reached $2 billion in Assets – 2008 • Competed $82.5 million Public Stock Offering – 2009* 4 * 2004 and 2009 stock offerings were over subscribed

Experienced Management Team Gary L. Nalbandian- Chairman/President/CEO Founding Chairman/Director: Since 1985 Mark A. Zody, CPA – Chief Financial Officer Since1988; 25 Years of Banking Experience Percival B. Moser – Chief Operating Officer Since 2011; 32 Years of Banking Experience 5

Experienced Management Team James R. Ridd – Chief Credit Officer Since 1990; 28 Years of Banking Experience Adam L. Metz – Chief Lending Officer Since 2004; 17 Years of Banking Experience Steven W. Cribbs – Chief Risk Officer Since 2010; 14 Years of Banking Experience 6

#3 in Market Share – Harrisburg Metro Area Bank Deposits ($ in 000’s) % of Market Share # of Stores PNC $ 1,692,684 14.67% 27 M & T 1,496,082 12.97% 26 1,266,981 10.98% 16 Wells Fargo 1,066,204 9.24% 10 Orrstown 817,052 7.08% 14 Susquehanna 697,105 6.04% 18 Fulton 651,492 5.65% 14 Mid Penn 545,071 4.72% 12 Integrity Bank 487,412 4.22% 4 7 Source: 6/30/12 FDIC Deposit Market Share Report – www3.fdic.gov

Market Potential 8 $ in millions Committed Markets: Total Deposits In Market (6/30/12) Deposits (6/30/13) % Market Ranking Existing Stores Berks $ 8,614 $ 177 2% 11 5 Cumberland 5,551 597 11% 4 8 Dauphin 5,343 729 14% 3 8 Lancaster 9,857 170 2% 11 3 Lebanon 1,903 101 5% 6 3 York 6,445 395 6% 8 6 Total $ 37,713 $ 2,169 6% 7 33 Bucks 15,887 Chester 11,069 Montgomery 23,325 $ 87,994 $ 2,169 3% - - Source: 6/30/12 FDIC Deposit Market Share Report – www3.fdic.gov

The Model • Manage for Growth and Profitability • Deliver AMAZING Service • Fund Loan Growth through Strong Deposit Growth • Maintain Low Risk Profile • Continue to Increase Shareholder Value 9

The Culture • Culture Matches the Model • Clear and Pervasive • Hire for Attitude and Train for Skills • Consistently Reinforce 10

The Training • Unique Structure: Metro University • Forty-Five in House Courses and E-Learning • Oversee Talent Development • Individual Curriculums for Management, Lending and Professional Development 11

The Execution • Believe in The Model • Invest in Facilities and People • 100% Execution • Quality Control • Work Together to Say YES to the Customer 12

The Brand MODEL (value differentiating) + CULTURE (unique) + EXECUTION (fanatical) = THE DIFFERENCE 13

FINANCIAL REVIEW

2012 Accomplishments Gaining Momentum • Grew net loans $89 million and grew deposits $160 million • Increased revenues by $3.6 million • Reduced noninterest expenses by $2.9 million • Restored profitability to net income of $10.9 million, EPS of $0.77 per common share • Continued improvement in asset quality with NPA’s down $6.8 million, or 16% • Increased Shareholders’ equity by $15.4 million, or 7%, to $235.4 million • Capital and liquidity levels remained strong 15

First Half of 2013 Highlights* Continued Momentum 16 • Record net income for the second quarter and for the first six months • Net income up $2.2 mm, or 41%, over 2012 • EPS of $0.54/share, up 41% over 2012 • Continued diligent expense management • Lower loan loss provision • Total net loans up $139 million, or 9%, over 6/30/12 • Total deposits up $83 million, or 4%, over 6/30/12 *Compared to the period ended 6/30/12

Total Assets $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2010 2011 2012 2013 2014 2015 $2,234 $2,421 $2,635 $2,752 $2,966 $3,367 17 $ in Millions CAGR = Compounded Average Growth Rate

Total Deposits $1,000 $1,500 $2,000 $2,500 $3,000 2010 2011 2012 2013 2014 2015 $1,832 $2,072 $2,231 $2,343 $2,562 $2,820 18 $ in Millions

Strong Core Deposit Foundation 19 93% 97% 97% 97% 75% 80% 85% 90% 95% 100% 2010 2011 2012 1Q13 Source: UBPR as of 03/31/13 PA peers include all Commercial Banks headquartered in PA; U.S. Peers include public banks with assets between $1 - $3 billion (1) Core Deposits = Total deposits less public time deposits • Metro continues to maintain over 90% core deposits, well above both the State and National peer groups. • Average life of Metro core transaction account is 9.2 years! Core Deposits (1) / Total Deposits (%) METR PA Peers U.S. Peers

DDA Non-Interest Bearing, $463,805 21% DDA & NOW Interest Bearing, $774,375 36% MMDA & Savings, $737,697 34% Retail Time, $126,214 6% Public Time, $66,309 3% Average Deposits per store = $65.7 million Source: Deposit data per company reports as of 06/30/13; Dollar figures in thousands Deposit Mix 20

Total Loans (net) $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 2010 2011 2012 2013 2014 2015 $1,358 $1,415 $1,504 $1,672 $1,813 $1,994 21 $ in Millions

3.72% 3.58% 3.63% Metro PA Peers U.S. Peers Net Interest Margin A Key Source of Franchise Strength 22 • Strength in net interest margin is a testament to Metro’s strong retail customer base • Metro’s significantly lower funding cost drives a consistently stronger net interest margin than peers Source: UBPR as of 06/30/13 PA Peers include all commercial banks headquartered in PA; U.S. Peers include public banks with assets between $1 - $3 billion 0.28% 0.63% 0.45% Metro PA Peers U.S. Peers Net Interest Margin (TE) Funding Costs (%)

Net Interest Income Growth 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% $21.0 $21.5 $22.0 $22.5 $23.0 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Net Interest Income Net Interest Margin (FTE) 3.25% 3.50% 3.75% 4.00% $80.0 $82.0 $84.0 $86.0 $88.0 2011 2012 Net Interest Income Net Interest Margin (FTE) 23 $ in Millions $ in Millions

Revenue Growth $0 $20 $40 $60 $80 $100 $120 $140 2009 2010 2011 2012 1st Six Months 2013 Net Interest Income Non Interest Income 24 $ in Millions $100.1 $109.2 $113.5 $117.0 $59.6

Prudent Expense Management $ in 000’s 2010 2011 2012 1st Six Months of 2013 Salaries & Employee Benefits $ 41,494 $ 40,318 $ 41,241 $ 21,216 Occupancy & Equipment 13,563 14,620 13,281 6,545 Advertising / Marketing 2,967 2,016 1,870 817 Data Processing 13,121 14,211 13,590 6,482 Regulatory assessments & related costs 4,598 3,638 4,063 1,085 Other expenses 21,360 19,211 17,099 8,544 Total $ 97,103 $ 94,014 $ 91,144 $ 44,689 25 • Expenses down 3% two consecutive years • Efficiency Ratio continues to improve 87.6% Efficiency Ratio 81.2% 76.6% 74.9%

Improved Profitability ($5,000) ($2,500) $0 $2,500 $5,000 $7,500 $10,000 $12,500 2010 2011 2012 1st Six Months 2013 ($4,337) $289 $10,894 $7,693 26 Net Income (Loss) (2.09)% 0.13% 4.76% $ in 000’s Return on Stockholders’ Equity 6.59%

$2.8 $2.0* $3.5 $3.6 $4.0 $0.19 $0.14* $0.24 $0.26 $0.28 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 2Q12 3Q12 4Q12 1Q13 2Q13 E P S Net Income Earnings per share Quarterly Net Income and Earnings Per Share 27 $ in Millions, except for per share data *Net of the impact of a one-time $1.5 million, or $0.10 per share, (non-deductible) regulatory charge. • Continuous core earnings progress

Investment Portfolio Investment Description $ in 000’s Available for Sale Held to Maturity Total U.S. Government agencies/other $ 31,003 $ 149,089 $ 180,092 Mortgage-backed securities: Government agencies pass through certificates 67,105 18,024 85,129 Agency CMO’s 520,829 43,703 564,532 Corporate debt securities - 5,000 5,000 Municipal securities 25,731 2,978 28,709 Total $ 644,668 $ 218,794 $ 863,462 Duration (in years) 4.8 7.4 5.5 Average life (in years) 5.4 8.8 6.2 Quarterly average yield (annualized) 2.19% 2.67% 2.30% 28

Strong Capital Position • Metro’s capital levels are far above the requirements for a well-capitalized bank • We have plenty of capital to leverage our growth 29 As of 06/30/13: Regulatory Minimums for Well Capitalized Metro Bancorp Consolidated Metro Bank Peer Group (1) Leverage Ratio 5.00% 9.37% 8.98% 9.65% Risk Based Tier 1 6.00% 13.63% 13.07% 13.93% Risk Based Total 10.00% 14.89% 14.32% 15.13% (1) Source: UBPR as of 06/30/13; Peer Group includes banks having between $1 billion and $3 billion in assets

LENDING & ASSET QUALITY

Consistent, Quality Loan Growth $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 $1,401 $1,417 $1,445 $1,493 $1,547 $91 $88 $83 $81 $87 All Other Classified Loans 31 $ in Millions • Non classified loans up 10% over the past 12 months • Classified loans down 4% over the past 12 months

Commercial Real Estate 27% Commercial & Industrial 25% Consumer/ Residential 19% Owner Occupied 18% Commercial Tax-Exempt 5% Commercial Construction & Land Development 6% Total Loans = $1,634 million Source: Loan data per company reports as of 06/30/13; Dollar figures in thousands Loan Portfolio Mix 32 Well Diversified – No Loan Concentrations

1-4 Family Construction, 5% Commercial Construction, 3% Residential Development & Land, 8% Commercial Development & Land, 3% 1-4 Family Rental, 16% Multi-Family, 16% Commercial - Income Producing Properties, 49% Source: Loan data per company reports as of 06/30/13; Dollar figures in thousands unless shown otherwise Real Estate & Construction Loans Office, 29% Warehouse/ Industrial, 7% Flex, 3% Stand Alone Retail, 10% Strip Center, 6% Self Storage, 2% Mobile Home Park, 1% Mixed Use, 6% Parking Facilities, 1% Lodging, 21% Farmland, 3% Other, 11% CRE and Construction & Development Loans Total Loans = $541 MM CRE – Income Producing Properties Total Loans = $267.2 MM 33

Large Loan Relationships • Legal Lending Limit - $40.3mm • Metro Comfort Limit - $20.15mm • Relationships Exceeding Comfort Limit – 1 • Largest Relationship - $20.9mm • Relationships between $7.5mm and $20.9mm – 38 • Average size of relationship between $7.5mm and $20.9mm - $12.6mm (62.5% of Comfort Limit) 34 Source: Loan data per company reports as of 6/30/13

Source: Loan data per company reports as of 06/30/13; Dollar figures in thousands Loan Performance 35 30-59 Days Past Due <1% 60-89 Days Past Due <1% Nonaccrual and 90 Days Past Due <2% Current 97% • Current loans =$1.59 billion • Noncurrent loans =$46.0 million

Asset Quality and Loan Loss Reserve Trends 36 2.61% 3.83% 2.42% 2.13% 2.66% 38% 41% 62% 77% 64% 10% 20% 30% 40% 50% 60% 70% 80% 90% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2Q13 Non Performing Loans / Total Loans Reserve for Loan Losses / Nonperforming Loans

Net Loan Charge-Offs/Avg. Loans 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2008 2009 2010 2011 2012 2Q13* 0.11% 1.02% 0.98% 1.43% 0.43% 0.17% 0.81% 1.53% 1.29% 0.95% 0.58% 0.30% METR Peer Group 37 Source: UBPR as of 06/30/13; Peer Group includes banks having between $1 billion and $3 billion in assets * Annualized

Criticized & Classified Loan Vintage Analysis % Contracted Prior to 2009 % Contracted After 2009 Special Mention $ 12,734 83% 17% Substandard Accrual 37,774 72% 28% Substandard Non-Accrual 26,743 100% 0% 38 Source: Loan data per company reports as of 6/30/13 For Loan Relationships > $1 mm

39 Common Stock 139% 41% 38% 0% 20% 40% 60% 80% 100% 120% 140% 160% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 METR NASDAQ Bank Index Russell 2000 Financial Services Index

2013 and Beyond Enhance long-term shareholder value by: • Increasing revenue through organic loan growth, deposit growth and fee income growth • Growing market share – customers, households and share of wallet • Diligently managing asset quality as well as other enterprise risks • Improving EPS and ROE by increasing revenue, controlling expenses and managing capital 40

THE FUTURE

2.2 2.3 2.6 2.8 3.1 3.4 2.6 2.8 3.0 3.4 3.7 4.1 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 2012 2013 2014 2015 2016 2017 Deposits Assets Loans # of Stores 33 33 34 35 $ 2013 – 2017 Projected +1 +1 $ in Billions 40 +3 37 +2 Five Year Growth 42 Average Loan Growth = 9%

Existing Proposed Expand the Footprint 43 18 33 33 40 2002 2007 2012 2017 Number of Stores

The Store is the Brand 44

Summary • Unique Deposit-Driven/Retail Focus • Service, Not Rate, Drives Growth • Growth is Essential to Success and Value 45